                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-5




Section 7.3 Indenture                                                          Distribution Date:                      11/15/2004
----------------------------------------------------------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                                          0.00
            Class B Principal Payment                                                105,000,000.00
            Class C Principal Payment                                                135,000,000.00
                      Total                                                          240,000,000.00

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                                          0.00
            Class B Principal Payment                                                       1000.00
            Class C Principal Payment                                                       1000.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                                                0.00
              Class B Note Interest Requirement                                          209,766.67
              Class C Note Interest Requirement                                          333,637.50
                      Total                                                              543,404.17

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                                             0.00000
              Class B Note Interest Requirement                                             1.99778
              Class C Note Interest Requirement                                             2.47139

(iii)         Aggregate Outstanding Principal Balance of the Notes
              Class A Note  Principal Balance                                                     -
              Class B Note Principal Balance                                            105,000,000
              Class C Note Principal Balance                                            135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account                                         0.00

(v)    Required Owner Trust Spread Account Amount                                              0.00



                                                   By:
                                                           --------------------

                                                   Name:   Patricia M. Garvey
                                                   Title:  Vice President


--------------------------------------------------------------------------------